Exhibit 10.6
EXECUTION VERSION

SECOND AMENDMENT
TO
REFINED PRODUCTS PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO REFINED PRODUCTS PURCHASE AGREEMENT (this “Amendment”) is entered into as of the 19th day of December, 2011 to be effective as of January 1, 2012 (the “Effective Date”) by and between SINCLAIR OIL CORPORATION, a Wyoming corporation, (together with its successors and/or assigns, the “Sinclair”), as successor in interest to Sinclair Tulsa Refining Company, and HOLLYFRONTIER REFINING & MARKETING LLC, a Delaware limited liability company (formerly known as Holly Refining & Marketing Company LLC) (together with its successors and/or assigns, “HFRMC”). Each of HFRMC and Sinclair are individually referred to as a “Party” and collectively as the “Parties.”
RECITALS:

WHEREAS, Sinclair and HFRMC are parties to that certain Refined Products Purchase Agreement dated as of December 1, 2009, as amended on May 17, 2010 (such agreement, with all exhibits and attachments, as amended, the “Products Purchase Agreement”) pursuant to which HFRMC agreed to sell, and Sinclair agreed to purchase, certain Products, as therein defined. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Products Purchase Agreement.
WHEREAS, the Parties desire to modify the method for determining the Product Price to be paid for the delivery of Product into the Magellan Pipeline, commencing on the Effective Date, as more fully set forth in this Amendment;

AGREEMENT:
NOW, THEREFORE, in consideration of the agreements and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, the Parties hereby amend the Products Purchase Agreement and agree as follows:

1.Incorporation of Recitals. The recitals for this Amendment are fully incorporated herein by the reference thereto with the same force and effect as though recited herein.

2.Definitions. Section 1.1 of the Products Purchase Agreement is hereby amended by deleting the definition of “Three-Day Wrap” and adding the following definitions:

“Monthly Average” means the cumulative average for a given calendar month of the daily Platts Index Page postings of the price for each Product (determined as provided in Exhibit D hereto) during such calendar month.

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“Provisional Price” shall be the Monthly Average of the price for the applicable Product in effect for the calendar month immediately preceding the calendar month in which the subject Product shipments are occurring.

3.Product Price. Section 3.1(a) of the Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

(a)
For each gallon of Product delivered into the Magellan Pipeline during a calendar month, the Product Price shall be the Monthly Average for the calendar month in which such delivery occurs. This Section 3.1(a) does not apply to any sale of Product at the Tulsa Rack; the price for such sales governed by Section 3.1(b) hereof.

4.Payment. The following is added immediately following the first sentence of Section 3.3 of the Product Purchase Agreement:

The initial invoices for Product delivered into the Magellan Pipeline shall use the Provisional Price. By the tenth (10th) day of the calendar month immediately following such delivery into the Magellan Pipeline, the Product Price for such Product shall be recalculated using the actual Monthly Average for the applicable calendar month and Holly shall either issue to Sinclair an invoice (if the Monthly Average is greater than the Provisional Price) or credit memo (if the Monthly Average is below the Provisional Price).
5.Omnibus Amendment. Any and all other terms and provisions of the Products Purchase Agreement are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding Sections hereof. Except as expressly modified and amended hereby, all other terms and conditions of the Product Purchase Agreement shall continue in full force and effect.
6.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile or electronic mail shall be equally as effective as a manually executed counterpart.
7.Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.
8.Entire Agreement.    This Amendment contains the entire agreement between the parties hereto as to the subject matter hereof. To the extent of any conflict between the provisions of this Amendment and the provisions of the Products Purchase Agreement, the provisions of this Amendment shall control.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the respective dates set forth below, to be effective as of the Effective Date.

HOLLYFRONTIER REFINING & MARKETING-COMPANY

By:
Name:
Title:

SINCLAIR OIL CORPORATION

By:
Name:
Title:

CONSENT OF GUARANTORS

The undersigned hereby consent to the foregoing Amendment and agrees to be bound by the provisions thereof.

HOLLYFRONTIER CORPORATION

By:
Name:
Title:

THE SINCLAIR COMPANIES

By:
Name:
Title: ____________________________

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